Delaware Investments® Family of Funds
Supplement to the current Statements of Additional Information for each Fund
(each a “Fund” and together, the “Funds”)

The following information is added immediately after the section entitled, “Purchasing Shares – Alternative Purchase Arrangements – Class A, Class B (if applicable) and Class C Shares – Class C Broker Exchanges”

Class B Exchanges
Class B shares that are or were held in a qualified retirement plan account serviced by Delaware Management Trust Company may be exchanged by the holder of such shares or any financial intermediary on behalf of such shareholder for Class A shares of the same Fund.  Such exchange will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.  Any contingent deferred sales charge applicable to Class B shares that are exchanged pursuant to this exchange privilege will be waived.  This exchange privilege is subject to termination and may be amended from time to time.

The exchange of Class B shares for Class A shares of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction.  This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

The following information is added at the end of the section entitled, “Redemption and Exchange - Waivers of Contingent Deferred Sales Charges”

“Class B (if applicable) and Class C shares that are or were held in a qualified retirement plan account serviced by Delaware Management Trust Company will not be subject to a CDSC upon the redemption of such shares  regardless of the length of time the shares were held by the shareholder.”

Please keep this supplement for future reference.

This supplement is dated November 1, 2012